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                                                                   EXHIBIT 23.01
                                                                   -------------



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 2-88669, No. 33-13995, No. 33-67940, No. 33-72438
and No. 333-06025) of Nashua Corporation of our report dated February 5, 1997 appearing in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K.





Price Waterhouse LLP
Boston, Massachusetts
March 25, 1997












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